Exhibit 10.2

SUPPLEMENT NO. 5 AND AMENDMENT TO THE STOCK PLEDGE AGREEMENT

SUPPLEMENT NO. 5 AND AMENDMENT dated as of November 15, 2021 (the “Supplement”), to the Stock Pledge Agreement, dated as of June 30, 2020 (as amended, restated, amended and restated, supplemented and otherwise modified from time to time, the “Stock Pledge Agreement”), among Acacia Research Group LLC, a Delaware limited liability company, Advanced Skeletal Innovations LLC, a Texas limited liability company, Saint Lawrence Communications LLC, a Texas limited liability company, Acacia Corporate Development Investment LLC, a Delaware limited liability company, AMO Holdco LLC, a Delaware limited liability company, Viamet Holdco LLC, a Delaware limited liability company, In-depth Test LLC, a Texas limited liability company, Pixel Acquisition Holdco LLC, a Delaware limited liability company, Merton Healthcare Holdco I LLC (f/k/a Merton AMW Healthcare Holdco LLC), a Delaware limited liability company, Maudlin Holdings LLC, a Delaware limited liability company and Merton Healthcare Holdco II LLC, a Delaware limited liability company (each a “Pledgor” and, collectively, the “Pledgors”) in favor of Starboard Value Intermediate Fund LP, in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for the Holders (as defined in the Stock Pledge Agreement), party to the Securities Purchase Agreement, dated as of November 18, 2019 (as amended, restated or otherwise modified from time to time, the “Securities Purchase Agreement”).

A.       Reference is made to (i) the Securities Purchase Agreement and (ii) the Note Amendment Agreement, dated as of the date hereof, by and among Acacia Research Corporation, certain direct and indirect Subsidiaries of Acacia Research Corporation and Starboard Value LP, as Designee (as defined therein) (the “Note Amendment Agreement”).

B.       Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Securities Purchase Agreement, the Note Amendment Agreement or the Stock Pledge Agreement, as applicable.

C.       The Pledgors entered into the Stock Pledge Agreement in order to grant to the Collateral Agent a security interest in the Collateral (as defined in the Stock Pledge Agreement) and to induce the Holders (as defined in the Stock Pledge Agreement) to extend credit evidenced by the Notes (as defined in the Stock Pledge Agreement). Pursuant to the Note Amendment Agreement, Printronix Holding Corp., a Delaware corporation (the “New Pledgor”), shall become a party to the Stock Pledge Agreement as an additional “Pledgor” under the Stock Pledge Agreement. The New Pledgor is hereby executing this Supplement in accordance with the terms of the Note Amendment Agreement and the Stock Pledge Agreement to become a “Pledgor” under the Stock Pledge Agreement in order to grant to the Collateral Agent a security interest in the Collateral (as defined in the Stock Pledge Agreement) (after giving effect to this Supplement) and to induce the Holders to extend credit evidenced by the Notes (as defined in the Stock Pledge Agreement).

Accordingly, the Collateral Agent, the Pledgors and the New Pledgor agree as follows:

Section 1. The Stock Pledge Agreement is hereby amended as follows:

(a)	A new clause (e) shall be added to Section 7 as follows:

“(e) Each Pledgor covenants and agrees that it shall not transfer, exchange or otherwise dispose of any Collateral if as a result of such transfer, exchange or disposition such Collateral would constitute Pixel Foreign Equity Rights. “Pixel Foreign Equity Rights” shall mean Pixel Foreign Equity (as defined below) or any property rights in Pixel Foreign Equity, or any organizational documents of any issuer of such Pixel Foreign Equity. “Pixel Foreign Equity” shall mean any Equity Interests issued by or owned by a Pixel Foreign Subsidiary. “Pixel Foreign Subsidiary” shall mean, any subsidiary of Pixel Acquisition Holdco LLC that is organized and existing under the laws of any non-U.S. jurisdiction.”

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Section 2. The New Pledgor by its signature below shall become a Pledgor under the Stock Pledge Agreement (as amended hereby) with the same force and effect as if originally named therein as a Pledgor and the New Pledgor hereby (a) agrees to all the terms and provisions of the Stock Pledge Agreement applicable to it as a Pledgor thereunder and (b) represents and warrants that the representations and warranties made by it as a Pledgor thereunder are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to any date prior to the date hereof, such representation and warranty shall be true and correct in all material respects as of such prior date (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects). Subject to Section 16 of the Stock Pledge Agreement, the New Pledgor hereby agrees that it is jointly and severally liable for, and absolutely and unconditionally guarantees to Holders on a non-recourse basis as set forth in Section 16 of the Stock Pledge Agreement, the prompt payment and performance when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, all of the Obligations. To secure such guaranty and the payment and performance of the Obligations, the New Pledgor hereby pledges to Holders and grants to Holders, a security interest in, any and all right, title and interest in the Collateral (as defined in the Stock Pledge Agreement) (after giving effect to this Supplement).

Section 3. The New Pledgor has the requisite power and authority to enter into and perform its obligations under this Supplement, and the execution and delivery by the New Pledgor of this Supplement and the consummation by the New Pledgor of the transactions contemplated hereby have been duly authorized by the New Pledgor’s board of directors (or other applicable managing body). This Supplement has been duly executed and delivered by the New Pledgor, and constitutes the legal, valid and binding obligations of the New Pledgor, enforceable against it in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies or the laws of any non-U.S. jurisdiction.

Section 4. This Supplement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery by facsimile, .pdf or other electronic means of an executed counterpart of a signature page to this Supplement shall be effective as delivery of an original executed counterpart of this Supplement. This Supplement shall become effective as to the New Pledgor when a counterpart hereof executed on behalf of the New Pledgor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the New Pledgor and the Collateral Agent and their respective successors and permitted assigns. The Collateral Agent may also require that any such documents and signatures delivered by facsimile, .pdf or other electronic means be confirmed by a manually signed original thereof; provided that the failure to request or delivery the same shall not limit the effectiveness of any document or signature delivered by facsimile, ..pdf or other electronic means.

Section 5. The New Pledgor and Pixel Acquisition Holdco LLC hereby represent and warrant that the schedules attached hereto and the information set forth in such schedules are correct in all material respects as of the date hereof. For the avoidance of doubt, the schedules attached hereto shall supplement the schedules to the Stock Pledge Agreement immediately prior to giving effect to this Supplement.

Section 6. Except as expressly supplemented and amended hereby, the Stock Pledge Agreement shall remain in full force and effect. Except as expressly set forth herein, (a) this Supplement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights and remedies of the Collateral Agent or any other party under the Stock Pledge Agreement, the Securities Purchase Agreement or any other Transaction Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Stock Pledge Agreement, the Securities Purchase Agreement or any other Transaction Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect (as amended pursuant to this Supplement) and (b) nothing herein shall be deemed to entitle any Pledgor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Stock Pledge Agreement, the Securities Purchase Agreement or any other Transaction Document in similar or different circumstances.

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Section 7. Sections 15(h), (i) and (j) of the Stock Pledge Agreement are hereby incorporated by reference as if fully stated herein and shall apply to this Supplement, mutatis mutandis.

Section 8. If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 9. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Stock Pledge Agreement.

Section 10. The New Pledgor agrees to reimburse and indemnify the Collateral Agent, on the same terms and to the same extent as provided for in Section 13 of the Stock Pledge Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the Pledgors, the New Pledgor and the Collateral Agent have duly executed this Supplement to the Stock Pledge Agreement as of the day and year first above written.

NEW PLEDGOR

PRINTRONIX HOLDING CORP.

By:	/s/Clifford Press
Name:	Clifford Press
Title:	Chief Executive Officer

767 Third Avenue, Suite 602,
New York, NY 10017
Attention: Jennifer Graff
Email: jgraff@acaciares.com
Facsimile: (949) 480-8391

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EXISTING PLEDGORS

ACACIA RESEARCH GROUP LLC

By:	/s/Marc Booth
Name:	Marc Booth
Title:	Chief Executive Officer

ADVANCED SKELETAL
INNOVATIONS LLC

By:	/s/Marc Booth
Name:	Marc Booth
Title:	Chief Executive Officer

SAINT LAWRENCE
COMMUNICATIONS LLC

By:	/s/Marc Booth
Name:	Marc Booth
Title:	Chief Executive Officer

IN-DEPTH TEST LLC

By:	/s/Marc Booth
Name:	Marc Booth
Title:	Chief Executive Officer

ACACIA CORPORATE
DEVELOPMENT INVESTMENT LLC

By:	/s/Clifford Press
Name:	Clifford Press
Title:	Chief Executive Officer

AMO HOLDCO LLC

By:	/s/Clifford Press
Name:	Clifford Press
Title:	Chief Executive Officer

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VIAMET HOLDCO LLC

By:	/s/Clifford Press
Name:	Clifford Press
Title:	Chief Executive Officer

PIXEL ACQUISITION HOLDCO LLC

By:	/s/Clifford Press
Name:	Clifford Press
Title:	Chief Executive Officer

MERTON HEALTHCARE HOLDCO I LLC

By:	/s/Clifford Press
Name:	Clifford Press
Title:	Chief Executive Officer

MAUDLIN HOLDINGS LLC

By:	/s/Clifford Press
Name:	Clifford Press
Title:	Chief Executive Officer

MERTON HEALTHCARE
HOLDCO II LLC

By:	/s/Clifford Press
Name:	Clifford Press
Title:	Chief Executive Officer

767 Third Avenue, Suite 602,
New York, NY 10017
Attention: Jennifer Graff
Email: jgraff@acaciares.com
Facsimile: (949) 480-8391

STARBOARD VALUE INTERMEDIATE FUND LP,
as Collateral Agent

By:	/s/Jeffrey C. Smith
Name:	Jeffrey C. Smith
Title:	Authorized Signatory

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